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Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of installment sales contracts in connection with the proposed offering of Chase Auto Owner Trust 2022-A. JPMorgan Chase Bank, N.A. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Data File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 10, 2022, representatives of the Company provided us with a retail installment sales contract listing with respect to 228,913 retail installment sales contracts (the “Retail Installment Sales Contract Listing”). At your instruction, we randomly selected 351 retail installment sales contracts from the Retail Installment Sales Contract Listing (the “Selected Contracts”).

Further, on June 27, 2022, representative of the Company provided us with a computer-generated retail installment sales contract data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of June 14, 2022, for 350 of the 351 Selected Contracts.  The remaining 350 Selected Contracts are hereinafter referred to as the “Sample Contracts.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the retail installment sales contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics
1. Loan account number (for informational purposes only)
2. Scheduled monthly payment
3. Original interest rate
4. Contract date
5. First pay date
6. Original maturity date
7. Original loan amount
8. Original loan term
9. Make
10.Vehicle year
11. Model type (new/used)
12. Co-obligor (yes/no) 13. VIN 14. Current interest rate 15. Booked LTV 16. Vehicle Value 17. Credit Score 18. Obligor billing state 19. Current balance 20. Remaining term 21. Current maturity date

We compared Characteristics 2. through 13. to the corresponding information set forth on or derived from the Installment Sales Contract or Cure Letter (collectively, the “Contract”) and to screen shots from the Company’s servicing system (the “System Screen Shots”).

We compared Characteristics 14. through 21. to the corresponding information set forth on or derived from the System Screen Shots.

Further, we compared Characteristic 13. to the corresponding information set forth on or derived from the Title Certificate (as defined below).

At the instruction of the Company, for purposes of our procedures:

•	with respect to Characteristic 4., differences of thirty days or less are deemed to be “in agreement;” and

•	with respect to Characteristic 15., differences of 0.10% or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or observed the following:

•
a Title Certificate, Title Application, Title Section, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”);

•	the security interest of “JPMorgan Chase Bank, N.A,” “Chase Auto Finance Corp.” or “Chase Custom Subprime” is indicated on a Title Certificate; and

•	a Truth-in-Lending Disclosure Statement.

The retail installment sales contract documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents.  In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Contract Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the installment sales contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the installment sales contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 29, 2022